Exhibit 99.1

The premier capital provider to the hospitality industry TM	NEWS RELEASE

Contact:	David Kimichik	Tripp Sullivan
	Chief Financial Officer	Corporate Communications, Inc.
	(972) 490-9600	(615) 254-7318
ASHFORD HOSPITALITY TRUST REPORTS THIRD QUARTER RESULTS
DALLAS — (November 4, 2009) — Ashford Hospitality Trust, Inc. (NYSE:AHT) today reported the following results and performance measures for the third quarter ended September 30, 2009. The proforma performance measurements for Occupancy, Average Daily Rate (ADR), revenue per available room (RevPAR), and Hotel Operating Profit (or Hotel EBITDA) include the Company’s 103 hotels owned and included in continuing operations as of September 30, 2009. Unless otherwise stated, all reported results compare the third quarter ended September 30, 2009, with the third quarter ended September 30, 2008 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.
FINANCIAL HIGHLIGHTS AND LIQUIDITY
•	Corporate unrestricted cash at the end of the quarter was $197.9 million

•	Total revenue decreased 22.7% to $220.6 million from $285.3 million

•	Net loss available to common shareholders was $33.6 million, or $0.52 per diluted share, compared with net income of $1.8 million, or $0.01 per diluted share, in the prior-year quarter

•	Adjusted funds from operations (AFFO) was $0.18 per diluted share

•	Cash available for distribution (CAD) was $0.09 per diluted share

•	Fixed charge ratio was 1.60x under the senior credit facility covenant versus a required minimum of 1.25x

•	The company expects to close the refinancing of a $75 million loan, its sole 2010 hard debt maturity (excludes the $29 million Hyatt Dearborn loan due in 2010), together with a $65 million loan coming due in 2011.
CAPITAL ALLOCATION
•	Repurchased 6.3 million common shares in the quarter for a total of $19.4 million

•	Capex invested in the quarter totaled $18.2 million
LOAN IMPAIRMENT CHARGES
During the third quarter of 2009, the Company elected to reserve for the remaining $9.1 million of its $18.2 million first mortgage participation in the Four Seasons Nevis due to additional uninsured costs incurred by the borrower and the delayed re-opening of the resort until 2010. The Company also announced it has signed a definitive agreement with the borrower on the Ritz Carlton Key Biscayne, subject to senior lender approval, to allow for a discounted payoff of the Company’s $33.6 million loan that was to mature in 2017. Ashford will receive $20 million in cash and a $4 million secured note that matures in 2017. The Company will reserve $10.7 million on this loan in anticipation of the discounted payoff. These reserves resulted in a non-cash impairment charge of $19.8 million, or $0.30 per diluted share, in the third quarter of 2009.
CAPITAL STRUCTURE
At September 30, 2009, the Company’s net debt to total gross assets (as defined by the corporate credit facility) was 57.8%. As of September 30, 2009, the Company had $2.8 billion of gross debt with a blended average interest rate of 3.28%. Including its $1.8 billion interest rate swap, 97% of the Company’s debt is variable-rate debt. The Company’s weighted average debt maturity including extension options is 5.3 years and including the $29 million Hyatt Dearborn loan has only $104 million coming due before December 31, 2010 (the balance is in the process of being refinanced).
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14185 Dallas Parkway, Suite 1100, Dallas, TX 75254 Phone: (972) 490-9600

AHT Announces Third Quarter Results

November 4, 2009
On July 1, 2009, the Company purchased two, one-year flooridors. The first flooridor, which is for a notional amount of $1.8 billion, is for the period commencing December 14, 2009, and ending December 13, 2010. Under this flooridor, the counterparty will make payments to the Company when LIBOR is below 1.75% but only down to LIBOR of 1.25% such that the counterparty’s liability is capped at LIBOR of 1.25%.
The second flooridor, which is also for a notional amount of $1.8 billion, is for the period commencing December 13, 2010, and ending December 13, 2011. Under this flooridor, the counterparty will make payments to the Operating Partnership when LIBOR is below 2.75% but only down to LIBOR of 0.50% such that the counterparty’s liability is capped at LIBOR of 0.50%. The Company paid a total of $22.3 million in upfront costs for the two flooridors and has no further liability under the flooridors to the counterparties.
On October 13, 2009, the Company purchased an additional flooridor for a notional amount of $2.7 billion with a term commencing October 1, 2009, and ending December 31, 2009. Under this flooridor, the counterparty will make payments to the Operating Partnership when one-month LIBOR is below 2.00% but only down to LIBOR of 1.00% such that the counterparty’s liability is capped at LIBOR of 1.00%. The Company has paid $6.9 million in upfront cost for the flooridor and has no further liability under the flooridor to the counterparty.
PORTFOLIO REVPAR
As of September 30, 2009, the Company had a portfolio of direct hotel investments consisting of 103 properties classified in continuing operations. During the third quarter, 98 of the hotels included in continuing operations were not under renovation. The Company believes reporting its operating metrics for continuing operations on a proforma total basis (all 103 hotels) and proforma not-under-renovation basis (98 hotels) is a measure that reflects a meaningful and focused comparison of the operating results in its direct hotel portfolio. The Company’s reporting by region and brand includes the results of all 103 hotels in continuing operations. Details of each category are provided in the tables attached to this release.
•	Proforma RevPAR decreased 19.4% for hotels not under renovation on a 12% decrease in ADR to $122.76 and a 626-basis point decline in occupancy

•	Proforma RevPAR decreased 19.8% for all hotels on a 12.1% decrease in ADR to $122.25 and a 650-basis point decline in occupancy
HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS
For the 98 hotels as of September 30, 2009, that were not under renovation, Proforma Hotel EBITDA decreased 32.8% to $48.6 million. Proforma Hotel EBITDA margin (expressed as a percentage of Total Hotel Revenue) declined 437 basis points to 23.1%. For all 103 hotels included in continuing operations as of September 30, 2009, Proforma Hotel EBITDA decreased 34.2% to $49.8 million and Hotel EBITDA margin decreased 474 basis points to 22.4%.
Ashford believes year-over-year Hotel EBITDA and Hotel EBITDA margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. Given the substantial seasonality in the Company’s portfolio and its active capital recycling, to help investors better understand this seasonality, the Company provides quarterly detail on its Proforma Hotel EBITDA and Proforma Hotel EBITDA margin for the current and certain prior-year periods based upon the number of core hotels in the portfolio as of the end of the current period. As Ashford’s portfolio mix changes from time to time so will the seasonality for Proforma Hotel EBITDA and Proforma Hotel EBITDA margin. The details of the quarterly calculations for the previous four quarters for the current portfolio of 103 hotels included in continuing operations are provided in the tables attached to this release.
Monty J. Bennett, Chief Executive Officer, commented, “There have been recent signs of life in the broader lodging market, but the operating environment remains incredibly challenging. We continue to tightly manage our cost structure and work with the property management teams to offset the declining RevPAR trends as
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AHT Announces Third Quarter Results

November 4, 2009
much as possible through aggressive asset management strategies. Preserving liquidity and eliminating near-term debt maturities are also at the top of our agenda, and we continue to have success in refinancing upcoming maturities, offsetting RevPAR declines with flooridor transactions and allocating capital to maximize long-term shareholder returns.”
INVESTOR CONFERENCE CALL AND SIMULCAST
Ashford Hospitality Trust, Inc. will conduct a conference call on Thursday, November 5, 2009, at 12 p.m. ET. The number to call for this interactive teleconference is (212) 231-2900. A replay of the conference call will be available through November 12, 2009, by dialing (402) 977-9140 and entering the confirmation number, 21438862.
The Company will also provide an online simulcast and rebroadcast of its third quarter 2009 earnings release conference call. The live broadcast of Ashford’s quarterly conference call will be available online at the Company’s website at www.ahtreit.com on Thursday, November 5, 2009, beginning at 12 p.m. ET. The online replay will follow shortly after the call and continue for approximately one year.
Substantially all of our non-current assets consist of real estate investments and debt investments secured by real estate. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider supplemental measures of performance, which are not measures of operating performance under GAAP, to assist in evaluating a real estate company’s operations. These supplemental measures include FFO, AFFO, EBITDA, Hotel Operating Profit, and CAD. FFO is computed in accordance with our interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the NAREIT definition differently than us. Neither FFO, AFFO, EBITDA, Hotel Operating Profit, nor CAD represents cash generated from operating activities as determined by GAAP and should not be considered as an alternative to a) GAAP net income (loss) as an indication of our financial performance or b) GAAP cash flows from operating activities as a measure of our liquidity, nor are such measures indicative of funds available to satisfy our cash needs, including our ability to make cash distributions. However, management believes FFO, AFFO, EBITDA, Hotel Operating Profit, and CAD to be meaningful measures of a REIT’s performance and should be considered along with, but not as an alternative to, net income and cash flow as a measure of our operating performance.
* * * * *
Ashford Hospitality Trust is a self-administered real estate investment trust focused on investing in the hospitality industry across all segments and at all levels of the capital structure, including direct hotel investments, second mortgages, mezzanine loans and sale-leaseback transactions. Additional information can be found on the Company’s web site at www.ahtreit.com.
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, the timing for closing, the impact of the transaction on our business and future financial condition, our business and investment strategy, our understanding of our competition and current market trends and opportunities and projected capital expenditures. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford’s filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. A capitalization rate is determined by dividing the property’s annual net operating income by the purchase price. Net operating income is the property’s funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Funds from operations (“FFO”),
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AHT Announces Third Quarter Results

November 4, 2009
as defined by the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”) in April 2002, represents net income (loss) computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from sales or properties and extraordinary items as defined by GAAP, plus depreciation and amortization of real estate assets, and net of adjustments for the portion of these items related to unconsolidated entities and joint ventures.
The forward-looking statements included in this press release are only made as of the date of this press release. Investors should not place undue reliance on these forward-looking statements. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.
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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share amounts)

	September 30,	December 31,
	2009	2008
	(Unaudited)
ASSETS
Investment in hotel properties, net	$3,489,746	$3,568,215
Cash and cash equivalents	197,920	241,597
Restricted cash	65,270	69,806
Accounts receivable, net	39,471	41,110
Inventories	3,132	3,341
Notes receivable	66,652	212,815
Investment in unconsolidated joint venture	20,319	19,122
Deferred costs, net	19,458	24,211
Prepaid expenses	18,250	12,903
Interest rate derivatives	105,516	88,603
Other assets	4,520	6,766
Intangible assets, net	3,011	3,077
Due from third-party hotel managers	52,428	48,116

Total assets	$4,085,693	$4,339,682

LIABILITIES AND EQUITY
Liabilities
Indebtedness	$2,801,824	$2,790,364
Capital leases payable	105	207
Accounts payable and accrued expenses	115,335	93,476
Dividends payable	5,527	6,285
Unfavorable management contract liabilities	19,257	20,950
Due to related parties	1,403	2,378
Due to third-party hotel managers	2,024	3,855
Other liabilities	7,908	8,124

Total liabilities	2,953,383	2,925,639

Series B-1 Cumulative Convertible Redeemable Preferred stock, 7,447,865 issued and outstanding	75,000	75,000
Redeemable noncontrolling interests in operating partnership	84,947	107,469

Equity:
Stockholders’ equity of the Company —
Preferred stock, $0.01 par value, 50,000,000 shares authorized
Series A Cumulative Preferred Stock, 1,487,900 shares and 2,185,000 shares issued and outstanding at September 30, 2009 and December 31, 2008	15	22
Series D Cumulative Preferred Stock, 5,666,797 shares and 6,394,347 shares issued and outstanding at September 30, 2009 and December 31, 2008	57	64
Common stock, $0.01 par value, 200,000,000 shares authorized, 122,748,859 shares issued, 63,890,831 shares and 86,555,149 shares outstanding at September 30, 2009 and December 31, 2008	1,227	1,227
Additional paid-in capital	1,434,161	1,450,146
Accumulated other comprehensive loss	(732)	(860)
Accumulated deficit	(321,853)	(124,782)
Treasury stock, at cost (58,858,028 shares and 36,193,710 shares at September 30, 2009 and December 31, 2008)	(158,430)	(113,598)

Total stockholders’ equity of the Company	954,445	1,212,219
Noncontrolling interests in consolidated joint ventures	17,918	19,355

Total equity	972,363	1,231,574

Total liabilities and equity	$4,085,693	$4,339,682

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
		(Unaudited)
REVENUE
Rooms	$167,494	$208,856	$516,653	$642,264
Food and beverage	38,630	53,143	133,864	175,153
Rental income from operating leases	1,236	1,367	3,830	4,239
Other	11,298	12,604	34,940	38,924

Total hotel revenue	218,658	275,970	689,287	860,580
Interest income from notes receivable	1,761	8,801	10,397	15,273
Asset management fees and other	173	510	552	1,953

Total Revenue	220,592	285,281	700,236	877,806

EXPENSES
Hotel operating expenses
Rooms	40,680	47,258	120,427	140,530
Food and beverage	30,284	39,468	97,819	124,237
Other direct	6,565	6,726	19,186	21,218
Indirect	66,792	80,110	205,051	238,405
Management fees	8,649	10,690	27,233	33,726

Total hotel expenses	152,970	184,252	469,716	558,116
Property taxes, insurance, and other	16,023	14,918	46,602	45,776
Depreciation and amortization	38,935	44,406	118,927	126,405
Impairment charges	19,816	—	160,143	—
Corporate general and administrative:
Stock-based compensation	1,139	1,719	3,896	5,188
Other general and administrative	8,118	7,115	19,118	19,715

Total Operating Expenses	237,001	252,410	818,402	755,200

OPERATING (LOSS) INCOME	(16,409)	32,871	(118,166)	122,606
Equity in earnings of unconsolidated joint venture	642	491	1,863	2,304
Interest income	56	697	253	1,594
Other income	13,228	3,379	35,140	6,244
Interest expense	(34,704)	(38,436)	(103,780)	(112,004)
Amortization of loan costs	(1,841)	(1,434)	(5,883)	(4,767)
Write-off of loan costs, premiums and exit fees, net	—	(1,226)	930	(1,226)
Unrealized gain (loss) on derivatives	5,525	12,528	(14,166)	(38,861)

(LOSS) INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(33,503)	8,870	(203,809)	(24,110)
Income tax expense	(193)	(421)	(585)	(1,150)

(LOSS) INCOME FROM CONTINUING OPERATIONS	(33,696)	8,449	(204,394)	(25,260)
Income from discontinued operations	—	1,329	—	15,909

NET (LOSS) INCOME	(33,696)	9,778	(204,394)	(9,351)
Loss (income) from consolidated joint ventures attributable to noncontrolling interests	476	(123)	629	(2,907)
Net loss (income) attributable to redeemable noncontrolling interests in operating partnership	4,424	(856)	25,567	738

NET (LOSS) INCOME ATTRIBUTABLE TO THE COMPANY	(28,796)	8,799	(178,198)	(11,520)
Preferred dividends	(4,831)	(7,018)	(14,492)	(21,054)

NET (LOSS) INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(33,627)	$1,781	$(192,690)	$(32,574)

(LOSS) INCOME PER SHARE — Basic and Diluted:
(Loss) income from continuing operations attributable to common stockholders	$(0.52)	$—	$(2.67)	$(0.40)
Income from discontinued operations attributable to common stockholders	—	0.01	—	0.12

Net (loss) income attributable to common stockholders	$(0.52)	$0.01	$(2.67)	$(0.28)

Weighted average common shares outstanding — basic	65,266	115,819	72,167	117,828

Weighted average common shares outstanding — diluted	65,266	115,819	72,167	117,828

Amounts attributable to common stockholders:
Income (loss) from continuing operations, net of tax	$(28,796)	$7,579	$(178,198)	$(26,180)
Income from discontinued operations, net of tax	—	1,220	—	14,660
Preferred dividends	(4,831)	(7,018)	(14,492)	(21,054)

Net (loss) income attributable to common stockholders	$(33,627)	$1,781	$(192,690)	$(32,574)

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME TO EBITDA
(in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
		(Unaudited)
Net (loss) income	$(33,696)	$9,778	$(204,394)	$(9,351)
Loss (income) from consolidated joint ventures attributable to noncontrolling interests	476	(123)	629	(2,907)
Net loss (income) attributable to redeemable noncontrolling interests in operating partnership	4,424	(856)	25,567	738

Net (loss) income attributable to the Company	(28,796)	8,799	(178,198)	(11,520)

Interest income	(54)	(697)	(245)	(1,594)
Interest expense and amortization of loan costs	36,064	39,756	108,226	118,389
Depreciation and amortization	38,140	44,731	116,566	131,716
Net loss (income) attributable to redeemable noncontrolling interests in operating partnership	(4,424)	856	(25,567)	(738)
Income tax expense	193	421	585	1,360

EBITDA	41,123	93,866	21,367	237,613

Amortization of unfavorable management contract liabilities	(565)	(565)	(1,694)	(1,693)
Gain on sale of properties, net of related income taxes	—	(1,411)	—	(8,315)
Write-off of loan costs, premiums and exit fees (1)	—	1,354	(930)	8
Impairment charges	19,816	—	160,143	—
Income from interest rate derivatives (2)	(11,279)	(3,379)	(33,203)	(6,244)
Unrealized (gain) loss on derivatives	(5,525)	(12,528)	14,166	38,861

Adjusted EBITDA	$43,570	$77,337	$159,849	$260,230

RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS (“FFO”)
(in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
		(Unaudited)
Net (loss) income	$(33,696)	$9,778	$(204,394)	$(9,351)
Loss (income) from consolidated joint ventures attributable to noncontrolling interests	476	(123)	629	(2,907)
Net loss (income) attributable to redeemable noncontrolling interests in operating partnership	4,424	(856)	25,567	738
Preferred dividends	(4,831)	(7,018)	(14,492)	(21,054)

Net loss attributable to common stockholders	(33,627)	1,781	(192,690)	(32,574)
Depreciation and amortization on real estate	38,071	44,609	116,350	131,351
Gain on sales of hotel properties, net of related income taxes	—	(1,411)	—	(8,315)
Net loss (income) attributable to redeemable noncontrolling interests in operating partnership	(4,424)	856	(25,567)	(738)

FFO available to common stockholders	20	45,835	(101,907)	89,724
Dividends on convertible preferred stock	1,043	1,564	3,128	4,692
Write-off of loan costs, premiums and exit fees (1)	—	1,354	(930)	8
Impairment charges	19,816	—	160,143	—
Unrealized (gain) loss on derivatives	(5,525)	(12,528)	14,166	38,861

Adjusted FFO	$15,354	$36,225	$74,600	$133,285

Adjusted FFO per diluted share available to common stockholders	$0.18	$0.26	$0.80	$0.96

Weighted average diluted shares	86,747	137,690	93,424	139,372

(1)	The amounts include write-off of debt premiums of $1,341 for the refinancing of a mortgage loan for the nine months ended September 30, 2009 and $2,086 for the sale of a hotel property for the nine months ended September 30, 2008.

(2)	Cash income from interest rate derivatives is excluded from the adjusted EBITDA calculations for all periods presented, which is a change from prior periods.

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CASH AVAILABLE FOR DISTRIBUTION (“CAD”)
(in thousands, except per share amounts)
(Unaudited)

	Three Months		Three Months		Nine Months		Nine Months
	Ended	Per	Ended	Per	Ended	Per	Ended	Per
	September 30,	Diluted	September 30,	Diluted	September 30,	Diluted	September 30,	Diluted
	2009	Share	2008	Share	2009	Share	2008	Share
Net (loss) income attributable to common stockholders	$(33,627)	$(0.39)	$1,781	$0.01	$(192,690)	$(2.06)	$(32,574)	$(0.23)
Dividends on convertible preferred stock	1,043	0.01	1,564	0.01	3,128	0.03	4,692	0.03

Total	(32,584)	(0.38)	3,345	0.02	(189,562)	(2.03)	(27,882)	(0.20)
Depreciation and amortization on real estate	38,071	0.44	44,609	0.33	116,350	1.25	131,351	0.94
Net (loss) income attributable to redeemable noncontrolling interests in operating partnership	(4,424)	(0.05)	856	0.01	(25,567)	(0.27)	(738)	(0.01)
Stock-based compensation	1,139	0.01	1,719	0.01	3,896	0.04	5,188	0.04
Amortization of loan costs	1,776	0.02	1,440	0.01	5,679	0.06	4,924	0.04
Write-off of loan costs, premiums and exit fees (1)	—	—	1,354	0.01	(930)	(0.01)	8	0.00
Amortization of unfavorable management contract liabilities	(565)	(0.01)	(565)	(0.00)	(1,694)	(0.02)	(1,693)	(0.01)
Gain on sales of properties, net of related income taxes	—	—	(1,411)	(0.01)	—	—	(8,315)	(0.06)
Impairment charge	19,816	0.23	—	0.00	160,143	1.71	—	—
Unrealized (gain) loss on derivatives	(5,525)	(0.06)	(12,528)	(0.09)	14,166	0.15	38,861	0.28
Capital improvements reserve	(9,570)	(0.11)	(11,948)	(0.09)	(30,269)	(0.32)	(38,061)	(0.27)

CAD	$8,134	$0.09	$26,871	$0.20	$52,212	$0.56	$103,643	$0.75

(1)	The amounts include write-off of debt premiums of $1,341 for the refinancing of a mortgage loan for the nine months ended September 30, 2009 and $2,086 for the sale of a hotel property for the nine months ended September 30, 2008.

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
DEBT SUMMARY
SEPTEMBER 30, 2009
(dollars in thousands)
(Unaudited)

				Fixed-Rate	Floating-Rate		Total
Indebtedness	Collateral	Maturity	Interest Rate	Debt	Debt		Debt
Mortgage loan	10 hotels	July 2015	5.22%	$160,490	$—		$160,490
Mortgage loan	5 hotels	February 2016	5.53%	115,645	—		115,645
Mortgage loan	5 hotels	February 2016	5.53%	95,905	—		95,905
Mortgage loan	5 hotels	February 2016	5.53%	83,075	—		83,075
Mortgage loan	8 hotels	December 2014	5.75%	110,899	—		110,899
Mortgage loan	8 hotels	December 2015	5.70%	100,576	—		100,576
Senior credit facility	Notes receivable	April 2010	LIBOR + 2.75% to 3.5%	—	250,000	(2) (3)	250,000
Mortgage loan	1 hotel	December 2016	5.81%	101,000	—		101,000
Mortgage loan	5 hotels	December 2009	LIBOR + 1.72%	—	203,400	(2)	203,400
Mortgage loan	5 hotels	April 2017	5.95%	115,600	—		115,600
Mortgage loan	7 hotels	April 2017	5.95%	126,466	—		126,466
Mortgage loan	2 hotels	April 2017	5.95%	128,251	—		128,251
Mortgage loan	5 hotels	April 2017	5.95%	103,906	—		103,906
Mortgage loan	5 hotels	April 2017	5.95%	158,105	—		158,105
Mortgage loan	3 hotels	April 2017	5.95%	260,980	—		260,980
Mortgage loan	1 hotel	April 2017	5.91%	35,000	—		35,000
Mortgage loan	10 hotels	May 2010	LIBOR + 1.65%	—	167,202	(2)	167,202
Mortgage loan	1 hotel	January 2011	8.32%	5,867	—		5,867
Mortgage loan	1 hotel	January 2023	7.78%	4,900	—		4,900
TIF loan	1 hotel	June 2018	12.85%	7,783	—		7,783
Mortgage loan	1 hotel	March 2010	5.60%	29,135 (1)	—		29,135
Mortgage loan	3 hotels	April 2011	5.47%	65,248	—		65,248
Mortgage loan	4 hotels	March 2010	5.95%	75,000	—		75,000
Mortgage loan	1 hotel	June 2011	LIBOR + 2%		19,740		19,740
Mortgage loan	2 hotel	August 2011	LIBOR + 2.75%		157,400	(2)	157,400
Mortgage loan	1 hotel	March 2011	LIBOR + 3.75%		52,500	(2)	52,500
Mortgage loan	1 hotel	March 2012	LIBOR + 4%		60,800	(2)	60,800
Mortgage loan	1 hotel	April 2034	Greater of 6% or Prime + 1%		6,951		6,951

Total debt				$1,883,831	$917,993		$2,801,824

Percentage				67.2%	32.8%		100.0%

Weighted average interest rate at September 30, 2009				5.81%	2.91%		4.86%

Total debt with the effect of interest rate swap				$83,831	$2,717,993		$2,801,824

Percentage with the effect of interest rate swap				3.0%	97.0%		100.0%

Weighted average interest rate with the effect of interest rate swap				3.47%	2.91%		3.28%

(1)	We have received a notice of default and acceleration of the loan and are cooperating with the lender for a deed-in-lieu or consensual foreclosure.

(2)	Each of these loans has two one-year extension options.

(3)	Based on the debt-to-assets ratio defined in the loan agreement, interest rate on this debt was at LIBOR plus 3% as of September 30, 2009.

5 of 14

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
DEBT BY MATURITY ASSUMING EXTENSION OPTIONS NOT SUBJECT TO COVERAGE/LTV TESTS ARE EXERCISED
SEPTEMBER 30, 2009
(in thousands)
(Unaudited)

	2009	2010		2011		2012		2013	Thereafter	Total
Mortgage loan secured by 10 hotel properties, Merrill Lynch Pool 1	$—	$—		$—		$—		$—	$160,490	$160,490
Mortgage loan secured by five hotel properties, Merrill Lynch Pool 2	—	—		—		—		—	115,645	115,645
Mortgage loan secured by five hotel properties, Merrill Lynch Pool 3									95,905	95,905
Mortgage loan secured by five hotel properties, Merrill Lynch Pool 7									83,075	83,075
Mortgage loan secured by eight hotel properties, UBS Pool 1	—	—		—		—		—	110,899	110,899
Mortgage loan secured by eight hotel properties, UBS Pool 2	—	—		—		—		—	100,576	100,576
Secured credit facility	—	250,000	(2)	—		—		—	—	250,000
Mortgage loan secured by Westin O’Hare	—	—		—		—		—	101,000	101,000
Mortgage loan secured by five hotel properties	—	—		203,400		—		—	—	203,400
Mortgage loan secured by five hotel properties, Wachovia Fixed Rate Pool 1	—	—		—		—		—	115,600	115,600
Mortgage loan secured by seven hotel properties, Wachovia Fixed Rate Pool 2	—	—		—		—		—	126,466	126,466
Mortgage loan secured by two hotel properties, Wachovia Fixed Rate Pool 3	—	—		—		—		—	128,251	128,251
Mortgage loan secured by five hotel properties, Wachovia Fixed Rate Pool 5	—	—		—		—		—	103,906	103,906
Mortgage loan secured by five hotel properties, Wachovia Fixed Rate Pool 6	—	—		—		—		—	158,105	158,105
Mortgage loan secured by three hotel properties, Wachovia Fixed Rate Pool 7	—	—		—		—		—	260,980	260,980
Mortgage loan secured by Philadelphia Courtyard, Wachovia Stand-Alone	—	—		—		—		—	35,000	35,000
Mortgage loan secured by 10 hotel properties, Wachovia Floater	—	—		—		167,202		—	—	167,202
Mortgage loan secured by Manchester Courtyard	—	—		5,867		—		—	—	5,867
Mortgage loan secured by Houston Hampton Inn	—	—		—		—		—	4,900	4,900
TIF loan secured by Philadelphia Courtyard	—	—		—		—		—	7,783	7,783
Mortgage loan secured by Dearborn Hyatt Regency	—	29,135	(1)	—		—		—	—	29,135
Mortgage loan secured by three hotel properties	—	—		65,248		—		—	—	65,248
Mortgage loan secured by four hotel properties	—	75,000		—		—		—	—	75,000
Mortgage loan secured by El Conquistador Hilton	—	—		19,740		—		—	—	19,740
Mortgage loan secured by two hotel properties	—	—		157,400	(3)	—		—	—	157,400
Mortgage loan secured by JW Marriott San Francisco	—	—		—		52,500	(2)	—	—	52,500
Mortgage loan secured by Arlington Marriott	—	—		—		—		—	60,800	60,800
Mortgage loan secured by Jacksonville Residence Inn	—	—		—		—		—	6,951	6,951

	$—	$354,135		$451,655		$219,702		$—	$1,776,332	$2,801,824

NOTE:	These maturities assume no event of default would occur.

(1)	We have received a notice of default and acceleration of the loan and are cooperating with the lender for a deed-in-lieu or consensual foreclosure.

(2)	Extensions available but certain coverage tests have to be met.

(3)	Extensions available but certain LTV tests have to be met.

6 of 14

ASHFORD HOSPITALITY TRUST, INC.
KEY PERFORMANCE INDICATORS — PRO FORMA
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2009	2008	% Variance	2009	2008	% Variance
ALL HOTELS INCLUDED IN CONTINUING OPERATIONS:
Room revenues (in thousands)	$171,548	$213,820	-19.77%	$529,716	$657,903	-19.48%
RevPAR	$83.22	$103.75	-19.79%	$86.21	$106.86	-19.32%
Occupancy	68.07%	74.57%	-6.50%	66.12%	73.87%	-7.75%
ADR	$122.25	$139.12	-12.13%	$130.39	$144.67	-9.87%

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2009	2008	% Variance	2009	2008	% Variance
ALL HOTELS NOT UNDER RENOVATION INCLUDED IN CONTINUING OPERATIONS:
Room revenues (in thousands)	$162,872	$202,020	-19.38%	$502,428	$621,779	-19.20%
RevPAR	$83.99	$104.21	-19.40%	$86.92	$107.35	-19.03%
Occupancy	68.42%	74.68%	-6.26%	66.38%	74.02%	-7.64%
ADR	$122.76	$139.54	-12.03%	$130.94	$145.03	-9.72%
Excluded Hotels Under Renovation: Hilton Rye Town, Hilton Nassau Bay, Residence Inn Orlando Sea World, Courtyard Edison, Embassy Suites Orlando Airport
OTHER NOTE:
As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.

7 of 14

ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL OPERATING PROFIT
(dollars in thousands)
(Unaudited)
ALL HOTELS INCLUDED IN CONTINUING OPERATIONS:

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2009	2008	% Variance	2009	2008	% Variance
REVENUE
Rooms	$171,548	$213,820	-19.8%	$529,716	$657,903	-19.5%
Food and beverage	39,428	53,853	-26.8%	136,164	177,490	-23.3%
Other	11,172	10,850	3.0%	34,510	37,375	-7.7%

Total hotel revenue	222,148	278,523	-20.2%	700,390	872,768	-19.8%

EXPENSES
Rooms	41,627	48,341	-13.9%	123,387	143,817	-14.2%
Food and beverage	30,817	40,017	-23.0%	99,404	125,943	-21.1%
Other direct	6,622	6,792	-2.5%	19,361	21,410	-9.6%
Indirect	67,805	79,150	-14.3%	206,824	237,135	-12.8%
Management fees, includes base and incentive fees	9,213	13,376	-31.1%	30,360	40,796	-25.6%

Total hotel operating expenses	156,084	187,676	-16.8%	479,336	569,101	-15.8%
Property taxes, insurance, and other	16,250	15,182	7.0%	47,259	46,069	2.6%

HOTEL OPERATING PROFIT (Hotel EBITDA)	49,814	75,665	-34.2%	173,795	257,598	-32.5%
Hotel EBITDA Margin	22.42%	27.16%	-4.74%	24.81%	29.51%	-4.70%

Minority interest in earnings of consolidated joint ventures	1,139	1,676	-32.0%	4,548	6,368	-28.6%

HOTEL OPERATING PROFIT (Hotel EBITDA), excluding minority interest in joint ventures	$48,675	$73,989	-34.2%	$169,247	$251,230	-32.6%

ALL HOTELS NOT UNDER RENOVATION INCLUDED IN CONTINUING OPERATIONS:

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2009	2008	% Variance	2009	2008	% Variance
REVENUE
Rooms (1)	$162,872	$202,020	-19.4%	$502,428	$621,779	-19.2%
Food and beverage	36,817	50,681	-27.4%	128,362	167,061	-23.2%
Other	10,854	10,601	2.4%	33,580	36,172	-7.2%

Total hotel revenue	210,543	263,302	-20.0%	664,370	825,012	-19.5%

EXPENSES
Rooms (1)	39,227	45,503	-13.8%	116,441	135,363	-14.0%
Food and beverage	28,767	37,562	-23.4%	93,236	117,884	-20.9%
Other direct	6,362	6,500	-2.1%	18,583	20,528	-9.5%
Indirect	63,697	74,503	-14.5%	194,428	223,083	-12.8%
Management fees, includes base and incentive fees	8,736	12,745	-31.5%	28,860	38,831	-25.7%

Total hotel operating expenses	146,789	176,813	-17.0%	451,548	535,689	-15.7%
Property taxes, insurance, and other	15,142	14,199	6.6%	44,360	43,015	3.1%

HOTEL OPERATING PROFIT (Hotel EBITDA)	48,612	72,290	-32.8%	168,462	246,308	-31.6%
Hotel EBITDA Margin	23.09%	27.46%	-4.37%	25.36%	29.86%	-4.50%

Minority interest in earnings of consolidated joint ventures	1,139	1,676	-32.0%	4,548	6,368	-28.6%

HOTEL OPERATING PROFIT (Hotel EBITDA), excluding minority interest in joint ventures	$47,473	$70,614	-32.8%	$163,914	$239,940	-31.7%

NOTES:

(1)	Excluded Hotels Under Renovation: Hilton Rye Town, Hilton Nassau Bay, Residence Inn Orlando Sea World, Courtyard Edison, Embassy Suites Orlando Airport

(2)	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.

8 of 14

ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL REVPAR BY REGION
(Unaudited)

			Three Months Ended			Nine Months Ended
	Number of	Number of	September 30,			September 30,
Region	Hotels	Rooms	2009	2008	% Change	2009	2008	% Change
Pacific (1)	21	5,205	$103.78	$132.97	-22.0%	$93.50	$121.86	-23.3%
Mountain (2)	8	1,704	67.81	82.26	-17.6%	77.78	104.32	-25.4%
West North Central (3)	3	690	81.31	102.46	-20.6%	72.16	91.07	-20.8%
West South Central (4)	10	2,086	79.65	99.32	-19.8%	86.09	105.41	-18.3%
East North Central (5)	10	2,624	61.04	83.59	-27.0%	58.48	82.28	-28.9%
East South Central (6)	2	236	74.87	93.07	-19.6%	78.67	94.13	-16.4%
Middle Atlantic (7)	9	2,481	85.59	107.01	-20.0%	84.60	104.06	-18.7%
South Atlantic (8)	38	7,728	81.37	96.81	-15.9%	95.25	109.46	-13.0%
New England (9)	2	159	73.26	87.06	-15.9%	68.41	87.94	-22.2%

Total Portfolio	103	22,913	$83.22	$103.75	-19.8%	$86.21	$106.86	-19.3%

(1)	Includes Alaska, California, Oregon, and Washington

(2)	Includes Nevada, Arizona, New Mexico, and Utah

(3)	Includes Minnesota and Kansas

(4)	Includes Texas

(5)	Includes Ohio, Michigan, Illinois, and Indiana

(6)	Includes Kentucky and Alabama

(7)	Includes New York, New Jersey, and Pennsylvania

(8)	Includes Virginia, Florida, Georgia, Maryland, District of Columbia, and North Carolina

(9)	Includes Massachusetts and Connecticut

NOTE:	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.

9 of 14

ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL REVPAR BY BRAND
(Unaudited)

			Three Months Ended			Nine Months Ended
	Number of	Number of	September 30,			September 30,
Brand	Hotels	Rooms	2009	2008	% Change	2009	2008	% Change
Hilton	34	7,513	$88.99	$108.86	-18.3%	$92.87	$114.13	-18.6%
Hyatt	2	1,014	53.06	74.48	-28.8%	61.26	91.38	-33.0%
InterContinental	2	420	127.82	143.38	-10.9%	129.71	152.46	-14.9%
Independent	2	317	72.92	65.03	12.1%	72.12	55.59	29.7%
Marriott	57	11,714	80.98	101.14	-19.9%	85.85	105.04	-18.3%
Starwood	6	1,935	80.66	111.01	-27.3%	67.67	94.78	-28.6%

Total Portfolio	103	22,913	$83.22	$103.75	-19.8%	$86.21	$106.86	-19.3%

NOTE:	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.

10 of 14

ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL OPERATING PROFIT BY REGION
(dollars in thousands)
(Unaudited)

			Three Months Ended					Nine Months Ended
	Number of	Number of	September 30,					September 30,
Region	Hotels	Rooms	2009	% Total	2008	% Total	% Change	2009	% Total	2008	% Total	% Change
Pacific (1)	21	5,205	$16,721	33.6%	$26,196	34.6%	-36.2%	$43,161	24.8%	$70,801	27.5%	-39.0%
Mountain (2)	8	1,704	1,490	3.0%	2,600	3.4%	-42.7%	10,621	6.1%	18,586	7.2%	-42.9%
West North Central (3)	3	690	2,209	4.4%	2,952	3.9%	-25.2%	5,091	2.9%	7,503	2.9%	-32.1%
West South Central (4)	10	2,086	4,771	9.6%	5,974	7.9%	-20.1%	18,039	10.4%	23,261	9.0%	-22.4%
East North Central (5)	10	2,624	3,099	6.2%	7,769	10.3%	-60.1%	7,212	4.1%	22,477	8.7%	-67.9%
East South Central (6)	2	236	626	1.2%	848	1.1%	-26.2%	2,050	1.2%	2,602	1.0%	-21.2%
Middle Atlantic (7)	9	2,481	5,282	10.6%	8,333	11.0%	-36.6%	15,436	8.9%	23,822	9.3%	-35.2%
South Atlantic (8)	38	7,728	15,235	30.6%	20,538	27.2%	-25.8%	71,386	41.1%	87,190	33.9%	-18.1%
New England (9)	2	159	381	0.8%	455	0.6%	-16.3%	799	0.5%	1,356	0.5%	-41.1%

Total Portfolio	103	22,913	$49,814	100.0%	$75,665	100.0%	-34.2%	$173,795	100.0%	$257,598	100.0%	-32.5%

(1)	Includes Alaska, California, Oregon, and Washington

(2)	Includes Nevada, Arizona, New Mexico, and Utah

(3)	Includes Minnesota and Kansas

(4)	Includes Texas

(5)	Includes Ohio, Michigan, Illinois, and Indiana

(6)	Includes Kentucky and Alabama

(7)	Includes New York, New Jersey, and Pennsylvania

(8)	Includes Virginia, Florida, Georgia, Maryland, District of Columbia, and North Carolina

(9)	Includes Massachusetts and Connecticut

NOTE:	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.

11 of 14

ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL OPERATING PROFIT MARGIN
(Unaudited)
98 HOTELS NOT UNDER RENOVATION AND INCLUDED IN CONTINUING OPERATIONS AT SEPTEMBER 30, 2009 AS IF SUCH HOTELS WERE OWNED AS OF THE BEGINNING OF THE PERIODS PRESENTED:
HOTEL OPERATING PROFIT (HOTEL EBITDA) MARGIN:

3rd Quarter 2009	23.09%
3rd Quarter 2008	27.46%

Variance	-4.37%

HOTEL OPERATING PROFIT (HOTEL EBITDA) MARGIN VARIANCE BREAKDOWN:

Rooms	-1.30%
Food & Beverage and Other Departmental	0.05%
Administrative & General	-0.60%
Sales & Marketing	0.01%
Hospitality	-0.05%
Repair & Maintenance	-0.38%
Energy	-0.57%
Franchise Fee	-0.17%
Management Fee	-0.05%
Incentive Management Fee	0.74%
Insurance	-0.48%
Property Taxes	-1.17%
Other Taxes	-0.16%
Leases/Other	-0.24%

Total	-4.37%

NOTE:	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all operating results related to this hotel are reflected, which is consistent with the Company’s other hotels.

12 of 14

ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA SEASONALITY TABLE
(dollars in thousands)
(Unaudited)
ALL 103 HOTELS OWNED AND INCLUDED IN CONTINUING OPERATIONS AS OF SEPTEMBER 30, 2009:

	2009	2009	2009	2008
	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	TTM
Total Hotel Revenue	$222,148	$241,684	$236,560	$292,566	$992,958
Hotel EBITDA	$49,814	$62,054	$61,928	$75,069	$248,865
Hotel EBITDA Margin	22.4%	25.7%	26.2%	25.7%	25.1%

EBITDA % of Total TTM	20.0%	24.9%	24.9%	30.2%	100.0%

JV Interests in EBITDA	$1,139	$1,839	$1,570	$1,732	$6,280

NOTE:	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro-forma table, all operating results related to this hotel are reflected, which is consistent with the Company’s other hotels.

13 of 14

ASHFORD HOSPITALITY TRUST, INC.
Capital Expenditures Calendar
103 Core Hotels (a)
(Unaudited)

		2009				2010
		Actual	Actual	Actual	Estimated	Estimated	Estimated	Estimated	Estimated
	Rooms	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
Sheraton Anchorage	370	x							x
Marriott Legacy Center	404	x							x
Hilton Rye Town	446	x	x	x
Hilton Nassau Bay — Clear Lake	243	x	x	x	x
Residence Inn Orlando Sea World	350			x	x
Courtyard Edison	146			x	x
Embassy Suites Orlando Airport	174			x	x
Embassy Suites Portland — Downtown	276				x	x
Hilton La Jolla Torrey Pines	296				x	x
Marriott Bridgewater	347				x	x			x
Capital Hilton	408				x	x	x	x
Hilton Costa Mesa	486					x	x
Hilton Tucson El Conquistador Golf Resort	428							x
Courtyard Louisville Airport	150								x
Embassy Suites Crystal City — Reagan Airport	267								x
Embassy Suites Philadelphia Airport	263								x
Hilton Minneapolis Airport	300							x	x
Marriott Seattle Waterfront	358								x
Sheraton Minneapolis West	222								x
Westin O’Hare	525							x	x

(a)	Only hotels which have had or are expected to have significant capital expenditures that could result in displacement during 2009 and 2010 are included in this table.

14 of 14